UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2022 (November 29, 2022)

Karbon-X Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56002	82-2882342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer IdentifiCAtion No.)

1410 Columbia Ave., Castlegar, BC Canada	N1N 3K3
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (778) 256-5730

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a) On November 29, 2022 Karbon-X Corp. (the “Registrant” or the “Company”) notified Michael Gillespie & Associates, PLLC (“Gillespie”) that it was terminated as the Registrant’s independent registered public accounting firm. The decision to terminate Manning Elliott as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on November 28, 2022. Except as noted below, the reports of Gillespie on the Company’s financial statements for the years ended May 31, 2021 and May 31, 2022 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the Gillespie on the Company’s financial statements as of and for the years ended May 31, 2021 and May 31, 2022 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Companyhad a history of losses and had nominal current income.

During the years ended May 31, 2021 and May 31, 2022 and through November 29, 2022, the Company has not had any disagreements with Gillespie on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Gillespie’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended May 31, 2021 and May 31, 2022 and through November 29, 2022, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Gillespie with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

New independent registered public accounting firm

Effective November 29, 2022 (the “Engagement Date”), the Company engaged Fruci & Associates II, PLLC (“Fruci”) as its independent registered public accounting firm for the Company’s fiscal year ended May 31, 2023. The decision to engage Fruci as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Fruci regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Fruci concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Karbon-X Corp. (Registrant)

Dated: November 29, 2022	By:	/s/ Chad Clovis
Chief Executive Officer

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